                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                JANUARY 8, 1997
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                Date of Report (Date of earliest event reported)


                              COINMACH CORPORATION
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            (Exact name of Registrant as specified in its character)

        DELAWARE                 333-0062             53-0188589
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     (State or other          (Commission         (IRS Employer
     jurisdiction of          File Number)        Identification
     incorporation)                               number)



                    55 LUMBER ROAD, ROSLYN, NEW YORK  11576
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                    (Address of Principal Executive Offices)


                                 (516) 484-2300
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              (Registrant's telephone number, including area code)



                                              Exhibit Index is located on Page 4

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Item 5.  Other Events.
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     On January 8, 1997, pursuant to the terms and conditions of a Stock
Purchase Agreement, dated as of November 25, 1996 (the "Agreement"), Coinmach Corporation (the "Company"), a wholly-owned subsidiary of Coinmach Laundry Corporation ("CLC"), completed the acquisition of 100% of the outstanding voting securities of each of KWL, Inc. ("KWL"), a Nevada corporation, and Kwik-Wash Laundries, Inc. ("Kwik Wash"), a Nevada corporation, for $125 million in cash and a $15 million promissory note issued by CLC. KWL and Kwik Wash are the sole partners of Kwik Wash Laundries, L.P. (the "Partnership"), a Texas limited partnership. The Partnership, based in Dallas, Texas, provides coin-operated laundry equipment services to multi-family dwellings in Texas, Louisiana, Arkansas and Oklahoma and operates approximately 150 laundromat stores throughout Texas.

     Simultaneously with the acquisition, KWL, Kwik Wash and the Partnership merged with and into the Company.

     Concurrently with the acquisition, the Company also entered into a new senior financing arrangement providing up to $200 million with Bankers Trust Company, First Union National Bank of North Carolina and Lehman Brothers, Inc. The Company's new credit facilities, which were used in part to fund the acquisition and will provide financing to support the Company's acquisition strategy, replaced the Company's existing credit facility.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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       c. Exhibits.
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          The following exhibits are filed as part of this report.

          99.1      Press release, dated January 9, 1997

          99.2      Press release, dated January 9, 1997

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                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  January 9, 1997

                                 COINMACH CORPORATION


                                         /s/ ROBERT M. DOYLE
                                 By:   ______________________________________
                                         Robert M. Doyle
                                         Senior Vice President

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                                 EXHIBIT INDEX


EXHIBIT                                             PAGE
NUMBER                     DOCUMENT                NUMBER
-------                    --------                ------
  99.1     Press Release, dated January 9, 1997       5

  99.2     Press Release, dated January 9, 1997       6